Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Andrew Anagnost, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Autodesk, Inc. on Form 10-Q for the quarterly period ended July 31, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.
Dated: August 28, 2026

/s/ ANDREW ANAGNOST
Andrew Anagnost
President and Chief Executive Officer
(Principal Executive Officer)

Based on my knowledge, I, Janesh Moorjani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Autodesk, Inc. on Form 10-Q for the quarterly period ended July 31, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.
Dated: August 28, 2026

/s/ JANESH MOORJANI
Janesh Moorjani
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)